UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2015

CITIZENS FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-13222	23-2265045
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

15 South Main Street, Mansfield, Pennsylvania	16933
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (570) 662-2121

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                      Completion of Acquisition or Disposition of Assets.

Effective December 11, 2015, First Citizens Community Bank (“FCCB”), the wholly-owned subsidiary of Citizens Financial Services, Inc. (“Citizens”), and The First National Bank of Fredericksburg (“FNB”) merged, in accordance with an Agreement and Plan of Merger dated as of June 30, 2015 by and among Citizens, FCCB and FNB (the “Merger Agreement”).  FNB merged with and into FCCB, with FCCB as the surviving/resulting institution.  Each share common stock of FNB outstanding at the effective time of the merger was converted into the right to receive, at the election of the holder, either $630.00 in cash, 12.6000 shares of common stock of Citizens, or a combination of cash and shares of Citizens common stock, subject to the allocation and proration procedures contained in the Merger Agreement.  The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is Exhibit 2.1 hereto and is incorporated herein by reference.

On December 11, 2015, Citizens issued a press release announcing the completion of the merger.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, and effective as of the completion of the merger described in Item 2.01 above, Citizens appointed former FNB Director Alletta M. Schadler to Citizens’ Board of Directors for a term expiring in 2016 and FCCB appointed Ms. Schadler to its Board of Directors for a term expiring in 2016.  There are no arrangements or understandings between Ms. Schadler and any other person pursuant to which she was appointed as a Director of Citizens and FCCB.  Ms. Schadler serves as a member of the Audit and Examination Committee and the Compensation/Human Resources Committee of each of Citizens’ Board of Directors and FCCB’s Board of Directors.

Item 9.01.                      Financial Statements and Other Exhibits.

(a)	Financial Statements of Businesses Acquired

Citizens intends to file any financial statements required by this Item 9.01(a) under cover of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information

Citizens intends to file any pro forma financial information required by this Item 9.01(b) under cover of an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

2.1	Agreement and Plan of Merger dated as of June 30, 2015 (incorporated by reference to Citizens’ Current Report on Form 8-K, filed on July 1, 2015)
99.1	Press Release dated December 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Citizens Financial Services, Inc.

Date: December 11, 2015	By:	/s/ Randall E. Black
Randall E. Black
President and Chief Executive Officer